                               NORMAL OPTION AGREEMENT

                            (MANAGEMENT STOCK OPTION PLAN)

    AGREEMENT made on ______________, 1996 (this "Agreement") by and between Rykoff-Sexton, Inc., a Delaware corporation (the "Company"), and (the "Optionee" or the "Employee").

    WHEREAS, the Company, USF Acquisition Company, a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), and US Foodservice Inc. (f/k/a Unifax Holdings, Inc.), a Delaware corporation ("US Foodservice"), have entered into an Agreement and Plan of Merger dated February 2, 1996 (the "Merger Agreement"), pursuant to which US Foodservice has been merged with and into Merger Sub (the "Merger");

    WHEREAS, WS Holdings Corporation, a Delaware corporation and a wholly-owned subsidiary of US Foodservice ("WS Holdings"), had adopted the Management Stock Option Plan of WS Holdings Corporation (as amended from time to time, the "Plan");

    WHEREAS, pursuant to the Plan, the Optionee has been granted a nonqualified option on October 18, 1988 (the "Grant Date") to purchase shares of Class A Common Stock, par value $.01 per share, of WS Holdings;

    WHEREAS, US Foodservice has assumed the obligation of WS Holdings to issue shares upon exercise of such option and such option constituted an option to purchase (as of immediately prior to the Effective Time (as defined in the Merger Agreement) of the Merger) shares of US Foodservice Class A Common Stock, par value $.01 per share ("US Foodservice Class A Common Stock"), at an exercise price per share of $13.71 (the "Old Option"); and

    WHEREAS, Section 4.1(e) of the Merger Agreement provides that at the Effective Time certain outstanding options to purchase shares of US Foodservice Class A Common Stock or shares of US Foodservice Class B Common Stock, par value $.01 per share (together with US Foodservice Class A Common Stock, "US Foodservice Common Stock"), shall be assumed by the Company and shall constitute an option to acquire shares of its Common Stock, par value $.10 per share ("Stock").

    1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

    2. NUMBER OF SHARES AND OPTION PRICE. The Optionee is hereby granted a nonqualified stock option (the "Option") to purchase an aggregate of shares of Stock pursuant to the terms of this Agreement and the provisions of the Plan. The exercise price of the Option shall be $9.41 per share of Stock issuable hereunder (the "Option Price").

    3. PERIOD OF OPTION AND CONDITIONS OF EXERCISE. (a) As of the Effective Time, this Option (until terminated as hereinafter provided or as provided in the Plan) shall be immediately exercisable to the extent of 100% of the shares of Stock hereinabove specified. To the extent exercisable, this Option may be exercised in whole or in part from time to time.

    (b) Except as otherwise provided in the Plan, no portion of the Option shall be exercisable unless the Employee at the time of such exercise is, and at all times from the Grant Date has been, in the employ of the Company or a subsidiary.

    If the employment of the Employee with the Company terminates for any reason, the period during which the Employee shall be permitted to exercise the Option shall be determined as provided in Section 11 of the Plan and the Company and the Employee shall be governed by the provisions of Section 12 of the Plan.

    The Option shall terminate in accordance with the provisions of the Plan.

    4. NON-TRANSFERABILITY OF OPTION; DEATH OF EMPLOYEE. The Option and this Agreement shall not be transferable otherwise than by will or by the laws of descent and distribution; and the Option may be exercised, during the lifetime of the Employee, only by him or her, and, in the event of the death of the Employee, only by his or her estate.

    5. SPECIFIC RESTRICTIONS UPON OPTION SHARES. The Employee hereby agrees with the Company as follows:

         (a) The Employee shall not dispose of any shares of Stock acquired upon exercise of the Option in transactions which, in the opinion of counsel to the Company, violate the Securities Act of 1933, as amended (the "1933 Act"), or the rules and regulations thereunder, or any applicable state securities or "blue sky" laws; and further

         (b) No public offering (otherwise than on a national securities exchange, as defined in the Securities Exchange Act of 1934, as amended) or any shares of Stock acquired upon exercise of the Option shall be made by the Employee (or any other person) under such circumstances that he or she (or such other person) may be deemed an underwriter, as defined in the 1933 Act.

The Employee further agrees that the Company shall have the authority to endorse upon the certificate or certificates representing the Shares such legends referring to the foregoing restrictions, or any other applicable restrictions, as it may deem appropriate.

    6. NOTICES. Any notice to be given hereunder shall be in writing and shall be deemed given when delivered personally, sent by courier or telecopy or registered or certified mail, postage prepaid, return receipt requested, addressed to the party concerned at the address indicated below or to such other address as such party may subsequently give notice of hereunder in writing:

         To Optionee at:




         To the Company at:

         Rykoff-Sexton, Inc.
         1050 Warrenville Road
         Lisle, Illinois 60532-5201
         Attn: Robert J. Harter, Jr.
               Senior Vice President,
               Human Resources and
               General Counsel
         Telecopy:  (708) 964-0355

    Any notice delivered personally or by courier under this Section 6 shall be deemed given on the date delivered and any notice sent by telecopy or registered or certified mail, postage prepaid, return receipt requested, shall be deemed given on the date telecopied or mailed.

    7. FAILURE TO ENFORCE NOT A WAIVER. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

    8. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF DELAWARE.

    9. PROVISIONS OF PLAN. The Option provided for herein is granted pursuant to the Plan, and the Option and this Agreement are in all respects governed by the Plan and subject to all of the terms and provisions thereof, whether such terms and provisions are incorporated in this Agreement solely by reference or are expressly cited herein. The Optionee hereby consents to the amendment and restatement of the Management Stock Option Plan of WS Holdings Corporation in the form of the Plan presented to the Optionee herewith. By signing this Agreement, the Optionee confirms that he has received a copy of the Plan and has had an opportunity to review the contents thereof.

    10. OLD OPTION. This Agreement supersedes and replaces all of the Optionee's rights and benefits under the Agreement dated as of the Grant Date between WS Holdings and the Optionee, as amended (the "Prior Option Agreement"). From and after the date of this Agreement, the Prior Option Agreement and the Old Option shall terminate and be of no further force or effect and the

Optionee hereby waives and forever relinquishes all rights and benefits thereunder.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                             RYKOFF-SEXTON, INC.




                             By:
                                -----------------------------------------------
                                  Mark Van Stekelenburg
                                  Chairman and Chief
                                    Executive Officer



                             OPTIONEE


                             --------------------------------------------------

                               NORMAL OPTION AGREEMENT

                            (MANAGEMENT STOCK OPTION PLAN)

    AGREEMENT made on ______________, 1996 (this "Agreement") by and between Rykoff-Sexton, Inc., a Delaware corporation (the "Company"), and (the "Optionee" or the "Employee").

    WHEREAS, the Company, USF Acquisition Company, a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), and US Foodservice Inc. (f/k/a Unifax Holdings, Inc.), a Delaware corporation ("US Foodservice"), have entered into an Agreement and Plan of Merger dated February 2, 1996 (the "Merger Agreement"), pursuant to which US Foodservice has been merged with and into Merger Sub (the "Merger");

    WHEREAS, WS Holdings Corporation, a Delaware corporation and a wholly-owned subsidiary of US Foodservice ("WS Holdings"), had adopted the Management Stock Option Plan of WS Holdings Corporation (as amended from time to time, the "Plan");

    WHEREAS, pursuant to the Plan, the Optionee has been granted a nonqualified option on March 24, 1995 (the "Grant Date") to purchase shares of Class A Common Stock, par value $.01 per share, of US Foodservice ("US Foodservice Class A Common Stock");

    WHEREAS, such option constituted an option to purchase (as of immediately prior to the Effective Time (as defined in the Merger Agreement) of the Merger) shares of US Foodservice Class A Common Stock, par value $.01 per share ("US Foodservice Class A Common Stock"), at an exercise price per share of $13.71 (the "Old Option"); and

    WHEREAS, Section 4.1(e) of the Merger Agreement provides that at the Effective Time certain outstanding options to purchase shares of US Foodservice Class A Common Stock or shares of US Foodservice Class B Common Stock, par value $.01 per share (together with US Foodservice Class A Common Stock, "US Foodservice Common Stock"), shall be assumed by the Company and shall constitute an option to acquire shares of its Common Stock, par value $.10 per share ("Stock").

    1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

    2. NUMBER OF SHARES AND OPTION PRICE. The Optionee is hereby granted a nonqualified stock option (the "Option") to purchase an aggregate of shares of Stock pursuant to the terms of this Agreement and the provisions of the Plan. The exercise price of the Option shall be $9.41 per share of Stock issuable hereunder (the "Option Price").

    3. PERIOD OF OPTION AND CONDITIONS OF EXERCISE. (a) As of the Effective Time, this Option (until terminated as hereinafter provided or as provided in the Plan) shall be immediately exercisable to the extent of 100% of the shares of Stock hereinabove specified. To the extent exercisable, this Option may be exercised in whole or in part from time to time.

    (b) Except as otherwise provided in the Plan, no portion of the Option shall be exercisable unless the Employee at the time of such exercise is, and at all times from the Grant Date has been, in the employ of the Company or a subsidiary.

    If the employment of the Employee with the Company terminates for any reason, the period during which the Employee shall be permitted to exercise the Option shall be determined as provided in Section 11 of the Plan and the Company and the Employee shall be governed by the provisions of Section 12 of the Plan.

    The Option shall terminate in accordance with the provisions of the Plan.

    4. NON-TRANSFERABILITY OF OPTION; DEATH OF EMPLOYEE. The Option and this Agreement shall not be transferable otherwise than by will or by the laws of descent and distribution; and the Option may be exercised, during the lifetime of the Employee, only by him or her, and, in the event of the death of the Employee, only by his or her estate.

    5. SPECIFIC RESTRICTIONS UPON OPTION SHARES. The Employee hereby agrees with the Company as follows:

         (a) The Employee shall not dispose of any shares of Stock acquired upon exercise of the Option in transactions which, in the opinion of counsel to the Company, violate the Securities Act of 1933, as amended (the "1933 Act"), or the rules and regulations thereunder, or any applicable state securities or "blue sky" laws; and further

         (b) No public offering (otherwise than on a national securities exchange, as defined in the Securities Exchange Act of 1934, as amended) or any shares of Stock acquired upon exercise of the Option shall be made by the Employee (or any other person) under such circumstances that he or she (or such other person) may be deemed an underwriter, as defined in the 1933 Act.

The Employee further agrees that the Company shall have the authority to endorse upon the certificate or certificates representing the Shares such legends referring to the foregoing restrictions, or any other applicable restrictions, as it may deem appropriate.

    6. NOTICES. Any notice to be given hereunder shall be in writing and shall be deemed given when delivered personally, sent by courier or telecopy or registered or certified mail, postage prepaid, return receipt requested, addressed to the party concerned at the address indicated below or to such other address as such party may subsequently give notice of hereunder in writing:

         To Optionee at:




         To the Company at:

         Rykoff-Sexton, Inc.
         1050 Warrenville Road
         Lisle, Illinois 60532-5201
         Attn: Robert J. Harter, Jr.
               Senior Vice President,
               Human Resources and
               General Counsel
         Telecopy:  (708) 964-0355

    Any notice delivered personally or by courier under this Section 6 shall be deemed given on the date delivered and any notice sent by telecopy or registered or certified mail, postage prepaid, return receipt requested, shall be deemed given on the date telecopied or mailed.

    7. FAILURE TO ENFORCE NOT A WAIVER. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

    8. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF DELAWARE.

    9. PROVISIONS OF PLAN. The Option provided for herein is granted pursuant to the Plan, and the Option and this Agreement are in all respects governed by the Plan and subject to all of the terms and provisions thereof, whether such terms and provisions are incorporated in this Agreement solely by reference or are expressly cited herein. The Optionee hereby consents to the amendment and restatement of the Management Stock Option Plan of WS Holdings Corporation in the form of the Plan presented to the Optionee herewith. By signing this Agreement, the Optionee confirms that he has received a copy of the Plan and has had an opportunity to review the contents thereof.

    10. OLD OPTION. This Agreement supersedes and replaces all of the Optionee's rights and benefits under the Agreement dated as of the Grant Date between US Foodservice (f/k/a Unifax Holdings, Inc.) and the Optionee, as amended (the "Prior Option

Agreement"). From and after the date of this Agreement, the Prior Option Agreement and the Old Option shall terminate and be of no further force or effect and the Optionee hereby waives and forever relinquishes all rights and benefits thereunder.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                             RYKOFF-SEXTON, INC.




                             By:
                                -----------------------------------------------
                                  Mark Van Stekelenburg
                                  Chairman and Chief
                                    Executive Officer



                             OPTIONEE

                             --------------------------------------------------